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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 24, 2000



                      PARK PLACE ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              1-14573                                     88-0400631
       (Commission File Number)                (IRS Employer Identification No.)


      3930 HOWARD HUGHES PARKWAY
          LAS VEGAS, NEVADA                                  89109
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (702) 699-5000
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

         (a)  Previous independent accountants

              (i) Effective March 24, 2000, Park Place Entertainment (the "Company") dismissed Arthur Andersen LLP ("AA"). AA has completed all activities related to the Company's 1999 audit as of May 9, 2000. The decision to change accountants was approved by the Audit Committee and the Board of Directors of the Company.

             (ii) The reports of AA on the Company's consolidated balance sheets as of December 31, 1999 and 1998, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the two-years ended December 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with AA from March 24, 2000, the date of dismissal, through March 29, 2000, the date the Company filed its Annual Report on Form 10-K with the Securities and Exchange Commission.

            (iii) During the two most recent fiscal years and the interim periods subsequent to December 31, 1999 through March 24, 2000, there were no disputes between the Company and AA as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods. AA has furnished the Company with a letter addressed to the Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K/A.

             (iv) During the two most recent fiscal years and through March 24, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (b)  New independent accountants

              (i) On March 24, 2000, the Company engaged the firm of Deloitte & Touche LLP as independent accountants for the Company's fiscal year ending December 31, 2000. The Company's Board of Directors approved the selection of Deloitte & Touche LLP as independent accountants upon recommendation of the Company's Audit Committee.

             (ii) During the two most recent fiscal years and through March 24, 2000, the Company has not consulted with Deloitte &
                   Touche LLP on any items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of Regulation S-K Item 304(a)(2).

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Item 7.  Financial Statements and Exhibits

               (i)      Exhibits

               (16)     Letter regarding change in certifying accountants.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      PARK PLACE ENTERTAINMENT CORPORATION




Dated: May 10, 2000






By: /s/ Scott A. LaPorta
    --------------------
Name:  Scott A. LaPorta
Title: Executive Vice President
       And Chief Financial Officer